UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 2, 2026

SKYE BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55136	45-0692882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11250 El Camino Real, Suite 100, San Diego, CA 92130
(Address of principal executive offices)

(858) 410-0266
(Registrant’s telephone number, including area code)
_________________________

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On February 2, 2026, the Company issued a press release announcing interim results from the combination cohort of the Company's Phase 2a extension study of nimacimab. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference and the Company's updated Investor Presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference. The Investor Presentation will also be available under the “Media & Investors” page of the Company’s website.
The information in Item 7.01 of this Current Report on Form 8-K, including the information in the press release and the Investor Presentation attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including the information in the press release and the Investor Presentation attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, shall not be deemed to be incorporated by reference in the filings of the Company under the Exchange Act or the Securities Act of 1933, as amended.
Item 8.01 Other Events.
On February 2, 2026, the Company reported the following interim results from the combination cohort of its Phase 2a extension study:
•19 participants in the combination cohorts completed week 26 and were eligible for the extension study, which continued in a blinded manner for 26 weeks, maintaining their original treatment assignment (10 nimacimab plus semaglutide; 9 placebo plus semaglutide). An additional 22 participants completed week 26 and were either ineligible for the extension or chose not to join the extension study and continued on post-treatment follow-up (11 nimacimab plus semaglutide; 11 placebo plus semaglutide).
•Of the 10 participants in the nimacimab plus semaglutide arm who joined the extension study, the mean weight loss at 26 weeks was 14.4%. 7 participants completed the additional 26 weeks of treatment and lost an additional 7.9% of weight, resulting in a mean weight loss of 22.3% after 52 weeks of treatment. The combination therapy remained safe and well tolerated. No SAEs or AESIs were reported during the extension period.
•Of the 9 participants in the placebo plus semaglutide arm that joined the extension study, mean weight loss at 26 weeks was -13.9%. 7 participants completed treatment of the additional 26 weeks and lost an additional -5.8% of weight during the extension period, resulting in a mean weight loss of -19.7% after 52 weeks of treatment.
Full topline reporting of the CBeyond Phase 2a extension data including nimacimab monotherapy data and 13-week off-therapy follow-up is expected to take place in Q3 2026.
The Company expects its current capital to fund projected operations and key clinical milestones into the fourth quarter of 2026, including topline data from the Phase 2a extension study of nimacimab and certain manufacturing and clinical activities, initial manufacturing runs needed to enable a subsequent trial, and planning activities, but excluding the anticipated clinical cost of a proposed Phase 2b study to evaluate higher doses of nimacimab and support combination development and additional anticipated drug manufacturing costs to resupply any such Phase 2b study. Additionally, the Company is evaluating potential further extensions of the Phase 2a study to evaluate higher doses of nimacimab.

FORWARD LOOKING STATEMENTS
This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K other than statements of historical fact should be considered forward-looking statements, including, without limitation, statements relating to: the initiation, design and timeline of future clinical studies for nimacimab in obesity to evaluate higher doses of nimacimab; further extensions of the Phase 2a study; the expected timing for reporting topline data from the Phase 2a extension study; and the Company’s cash runway. When used herein, words including “anticipate,” “believe,” “can,” “continue,” “could,” “designed,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “planning,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. All forward-looking statements are based upon the Company’s current expectations and various assumptions. The Company believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. The Company may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important risks and uncertainties, including, without limitation, the initiation and design of any future clinical trials will be impacted by the Company’s capital resources, the Company’s ability to obtain additional sources of capital, program considerations and potentially other factors outside the Company’s control; the potential for additional weight loss after 26 weeks may not ultimately be observed; there is no guarantee that higher dosing of nimacimab will achieve increased efficacy, and likewise it is possible that higher dosing will produce adversely different safety and tolerability results than those observed to date; the Company’s dependence on third parties in connection with product manufacturing; research and preclinical and clinical testing; the Company’s ability to advance, obtain regulatory approval of and ultimately commercialize nimacimab; competitive products or approaches limiting the commercial value of nimacimab; the timing and results of preclinical and clinical trials; the Company’s ability to fund development activities and achieve development goals; the impact of any global pandemics, inflation, supply chain issues, government shutdowns, high interest rates, adverse regulatory changes; the Company’s ability to protect its intellectual property; risks associated with the Company’s common stock and the other important factors discussed under the caption “Risk Factors” in the Company’s filings with the Securities and Exchange Commission, including in its Annual Report on Form 10-K for the year ended December 31, 2024, which are accessible on the SEC’s website at www.sec.gov and the Investors section of the Company’s website. Any such forward-looking statements represent management’s estimates as of the date of this Current Report on Form 8-K. While the Company may elect to update such forward-looking statements at some point in the future, except as required by law, it disclaims any obligation to do so, even if subsequent events cause the Company’s views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release of Skye Bioscience, Inc. dated February 2, 2026
99.2	Investor Presentation
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYE BIOSCIENCE, INC.

Dated: February 2, 2026	/s/ Punit Dhillon
Name: Punit Dhillon
Title: Chief Executive Officer